Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account C

The Commodore Majesty®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated August 23, 2019

to Prospectus Dated May 1, 2010

This supplement is intended to update certain information in the prospectus for the variable annuity you own. All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this supplement have the same meaning as in your contract prospectus.

Effective immediately, the following is added to the cover page of the prospectus:

Internet Delivery of Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the Company at 1-800-789-6771.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 1-800-789-6771. Your election to receive reports in paper will apply to all Portfolios available under your Contract.

Please retain this supplement for future reference.